UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 11, 2024

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TIANCI INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

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Nevada	333-184061	45-5540446
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

Unit B,10/F., Ritz Plaza, No.122 Austin Road, Tsim Sha Tsui, Kowloon, Hong Kong 999077

(Address of Principal Executive Office) (Zip Code)

61-0296721899

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01	Change in Registrant’s Certifying Accountant

On September 11, 2024 the Board of Directors of Tianci International, Inc. dismissed Michael T. Studer CPA P.C. from its position as the principal independent accountant for Tianci International, Inc. The dismissal was approved by the Audit Committee of the Board of Directors.

The audit report of Michael T. Studer CPA P.C. on Tianci International, Inc.’s financial statements for the years ended July 31, 2023 and July 31, 2022 did not contain any adverse opinion or disclaimer of opinion or qualification, except that the audit report of Michael T. Studer CPA P.C. on Tianci International, Inc.’s financial statements for the years ended July 31, 2023 and July 31, 2022 did contain a modification expressing substantial doubt about the ability of Tianci International, Inc. to continue as a going concern. Michael T. Studer CPA P.C. did not, during the applicable period, advise Tianci International, Inc. of any of the enumerated items described in Item 304(a)(1)(iv) of Regulation S-K.

During the two most recent fiscal years and the subsequent interim period through September 11, 2024, there was no disagreement between Tianci International, Inc. and Michael T. Studer CPA P.C. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to its satisfaction, would have caused Michael T. Studer CPA P.C. to make reference to the subject matter of such disagreement in connection with its report. During the same period, there was no “reportable event,” as described in Item 304(a)(1)(v) of Regulation S-K.

Tianci International, Inc. requested Michael T. Studer CPA P.C. to furnish a letter addressed to the Securities Exchange Commission stating whether or not Michael T. Studer CPA P.C. agrees with the statements in this 8-K pertaining to Michael T. Studer CPA P.C. A copy of the letter is filed as an exhibit to this 8-K.

On September 11, 2024, Tianci International, Inc. retained the firm of Bush & Associates CPA to serve as its new independent public accounting firm. At no time during the past two fiscal years or any subsequent period prior to September 11, 2024 did Tianci International, Inc. consult with Bush & Associates CPA regarding any matter of the sort described above with reference to Michael T. Studer CPA P.C., any issue relating to the financial statements of Tianci International, Inc., or the type of audit opinion that might be rendered for Tianci International, Inc.

Item 9.01	Financial Statements and Exhibits

Exhibits

16	Letter from Michael T. Studer CPA P.C.
104	Cover page interactive data file (embedded within the iXBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Tianci International, Inc.

Date: September 13, 2024	By:	/s/ Shufang Gao Shufang Gao, CEO

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